EXHIBIT 99.1

Specialty Pharmaceuticals for Psychiatry & Neurology NASDAQ: SOMX

Forward Looking Statements This presentation contains forward-looking statements about our business, including results of our clinical trials, potential indications for our product candidates, development timelines, future financial results and events that have not yet occurred. Pharmaceutical development inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, SILENORTM, and factors relating to regulatory approval, the timing of certain preclinical toxicology work requested by FDA, research and development, intellectual property protection, competition, industry environment, ability to raise sufficient capital, ability to attract a strategic partner, and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Somaxon Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Lead product candidate SILENOR(tm) for treatment of insomnia Completed four successful Phase 3 clinical trials Differentiated product profile Evaluating strategic relationship - 2007 Preparing for NDA filing - 2007 Two other in-licensed compounds Company retains exclusive rights to all products

Insomnia: An Attractive Market 2001 2002 2003 2004 2005 2006 East 1.3 1.8 2.3 2.7 3.4 4.5 2001 2002 2003 2004 2005 2006 Est Ambien 14.89 19.33 22.14 24.49 24.8 21.8 Trazodone 8.43 9.5 10.15 10.84 10.81 11.1 Other 5.28 6.01 6.36 6.75 6.84 7.1 Sonata 1.56 1.78 1.68 1.58 1.38 1.1 Lunesta 0 0 0 0 3.18 6.4 Ambien CR 0 0 0 0 0.62 6.7 Rozerem 0 0 0 0 0.13 1 $1.3 $1.8 $2.3 $2.7 $3.4 Total Dollars Billions Total Rx Millions Dollars Prescriptions Source: Wolters Kluwer Health $4.5 Est 30 40 36 43 47 55 Ambien Trazodone Other Sonata Lunesta Ambien CR Rozerem

Rapid Market Growth BUT Stigma Remains Lunesta Launch Ambien CR Launch Negative Ambien press begins Insomnia Drug TRx 13 wk MA Source: IMS Health

The Sleeping Pill Fear Factor "The most significant impediment to expanding the sleep aid market is the fear of addiction and side effects." More than 70 million adults suffer from insomnia, including 25 million with chronic and/or severe insomnia Only 10-15 million take an Rx sleep aid 63% will only use a sleep aid as a last resort Among OTC users, 69% worry that Rx sleep aids are habit forming Source: Mintel Premier 2006; Somaxon market research

Patients Want Better Options Source: Somaxon market research "How well would you say your insomnia/sleep problem is controlled?" Somewhat controlled 49% Completely/Well controlled 12% Poorly/Not at all controlled 39%

Insomnia Complaints Sleep in America Poll 2002 Difficulty falling asleep Waking frequently during the night Waking too early Wake feeling unrefreshed 25% 40% 24% 36% Sleep Maintenance 24% 36%

SILENOR(tm)(doxepin HCl): A Differentiated Product Profile Tricyclic compound approved >37 years as an antidepressant (10mg-150mg) A range of pharmacologic activities at high dosages But at dosages of 1mg, 3mg, 6mg, performance consistent with a selective H1 antagonist Long term safety record with chronic usage Not a Schedule IV controlled substance Not associated with dependency Strong patent position with 2 issued patents and multiple pending patents linked to the proposed label

Proprietary Brand, not a Generic Doxepin HCl SILENOR(tm) Available Dosage Forms 10-150mg 1,3,(6)mg Product Form Capsules Tablets Indication Depression Insomnia Anticholinergic Yes No Daytime Sedation Yes No Branded/Promoted No Yes Sampled No Yes Patents No Yes Hatch-Waxman Exclusivity No Yes

Different Mechanism of Action: GABA vs. H1 GABA-acting sleep products induce sedation via non-selective suppression of CNS arousal mechanism SILENOR(tm) would be a unique, selective H1-receptor antagonist for the treatment of insomnia Promotes initiation and maintenance of sleep by selectively blocking one of the key neurotransmitters affecting wakefulness

Is the SILENOR(tm) Mechanism of Action Unique? Compared with currently available agents, SILENOR(tm) exhibits potent and specific H1 effects Diphenhydramine and tricyclic antidepressants (including high dose doxepin) are non-selective and may be associated with undesirable anticholinergic side effects, weight gain, dizziness & daytime sedation

Relative Affinity for H1 Receptors



Inverse Affinity (1/Kd (nM) x 10,000)
10,000
1,000
100
10
1
Doxepin
Amitriptyline
Diphenhydramine
Trazodone

Richelson (1994)

GABA Acting Drugs vs SILENOR(tm) "LUNESTA is a Schedule IV controlled substance. . ." "In a study of abuse liability conducted in individuals with known histories of benzodiazepine abuse, eszopiclone at doses of 6 and 12 mg produced euphoric effects similar to those of diazepam 20 mg...... a dose related increase in reports of amnesia and hallucinations was observed for both LUNESTA and diazepam." SILENOR(tm) "Doxepin HCl is virtually devoid of euphoria as a side effect. Characteristic of this type of compound, doxepin HCl has not been demonstrated to produce the physical tolerance or psychological dependence associated with addictive compounds."

Study Dose LPS LSO WASO sWASO TST sTST WTAS P3 Adult (35 days) 3 mg P3 Adult (35 days) 6 mg P3 Transient (1 night) 6 mg P3 Elderly (3 months) 1 mg P3 Elderly (3 months) 3 mg P3 Elderly (4 weeks) 6 mg SILENOR(tm) Successfully Completed Clinical Program Supports Product Profile KEY: p<0.05 p>0.05 Not Assessed

Night 1 Night 29 PBO 66.7 61.8 DXP 3mg 41.4 47.3 DXP 6mg 36.3 41.4 Minutes (mean) Wake After Sleep Onset (WASO) SILENOR(tm) Phase 3 35 Day Adult Chronic Insomnia PSG Trial Primary Endpoint Shows Sleep Maintenance p<0.0001 p=0.0012 p=0.0299 p<0.0001 PBO DXP 3 mg PBO DXP 3 mg DXP 6 mg DXP 6 mg

PBO DXP 6 mg ITT 33.6 20.6 Latency to Persistent Sleep (LPS) Minutes (mean) SILENOR(tm) Phase 3 Transient Insomnia PSG Trial Primary Endpoint Shows Sleep Onset p<0.0001

PBO DXP 6mg Baseline 0 0 Week 1 23.2 52.1 Week 2 34.7 49.2 Week 3 38.2 58.3 Week 4 42.9 63 p<0.0001 p=0.0017 Minutes (mean) Week of study SILENOR(tm) Phase 3 Elderly Chronic Insomnia Trial Primary Endpoint Shows Patients Perceive More Total Sleep Time PBO DXP 6mg

PBO DXP 1 mg DXP 3 mg ITT 108.9 91.8 74.5 Minutes (mean) p=0.0053 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial Primary Endpoint Shows Sleep Maintenance p<0.0001

1mg TST 1mg LPS 1mg WASO 3mg TST 3mg LPS 3mg WASO Baseline 0 0 0 0 0 0 Night 1 36.7 -8.7 -28.3 56 -12.7 -43.4 Night 85 38.1 -18.9 -23.1 46.8 -8.4 -42.2 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial Minutes (mean) TST LPS WASO DXP 1mg DXP 3mg Effects Sustained at 12 Weeks

SILENOR(tm) What do Patients Want? A FULL night's sleep Sleep Efficiency in all thirds of night WTAS = less early morning awakening A GOOD night's sleep Sleep Quality CGI (Clinician) = Clinical Global Impressions scale CGI (Patient) = Patient version of CGI ISI = Insomnia Severity Index (Patient) Well tolerated Side effects comparable to placebo No next day effects (1mg, 3mg) Can take nightly without fear of dependence Not a Schedule IV controlled substance No tolerance, withdrawal or rebound

PBO DXP 3mg DXP 6mg 0 1 0.505 0.62 0.606 2 0.783 0.901 0.914 3 0.848 0.933 0.93 4 0.861 0.909 0.932 5 0.829 0.898 0.901 6 0.807 0.894 0.93 7 0.852 0.888 0.912 8 0.745 0.878 0.884 DXP 6mg DXP 3mg PBO SILENOR(tm) Phase 3 Chronic Insomnia PSG Trial Sleep Efficiency (SE) - by Hour Night 1 Hour Night 1

PBO DXP 1mg DXP 3mg Baseline Night 15 0.4 0.53 0.68 Night 29 0.43 0.58 0.71 Night 57 0.47 0.66 0.8 Night 85 0.41 0.72 0.74 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial p=0.0008 p=0.0985 p=0.1578 p=0.0003 p=0.0211 p=0.0001 p<0.0001 P=0.0011 CGI (Patient) - Therapeutic Effect % Indicating Improved Sleep DXP 3mg DXP 1mg PBO

PBO DXP 1mg DXP 3mg Baseline Night 15 0.22 0.23 0.41 Night 29 0.23 0.35 0.41 Night 57 0.26 0.4 0.5 Night 85 0.25 0.43 0.5 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial CGI (Clinician) - Therapeutic Effect % With Moderate/Marked Improvement DXP 3mg DXP 1mg PBO

PBO DXP 6mg Baseline Week 1 0.35 0.45 Week 2 0.32 0.48 Week 3 0.38 0.51 Week 4 0.36 0.49 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial Week of study p<0.0221 p=0.0564 p=0.0307 p=0.0226 DXP 6mg PBO CGI (Patient) - Therapeutic Effect % Indicating Less Time to Fall Asleep

SILENOR(tm) Safety & Tolerability Well tolerated Overall AE incidence comparable to placebo Low discontinuation rate No next-day residual effects at 1mg-3mg No rebound insomnia, withdrawal effects or tolerance No amnesia

Positioning As a Result of Phase 3 First Line Therapy for Insomnia Amnesia Euphoria Hormone Changes Metallic Taste Attributes Sonata Ambien Ambien CR Lunesta Indiplon Rozerem SILENORTM Onset Maintenance ? Last 3rd of Night Long Term Studies ? Not Scheduled Not GABA

Product Pipeline SILENOR(tm) - Insomnia Nalmefene - Impulse Control Disorders Acamprosate Movement Disorders Pre- Clinical Phase 1 Phase 2 Phase 3 Nalmefene - Smoking Cessation

Financial Highlights, 9/30/06 NASDAQ: SOMX Cash, cash equivalents & short term investments Cash burn, YTD 9-30-06 Shares outstanding Fully diluted shares $67.1 mm $37.0 mm 18.1 mm 20.5 mm

Somaxon Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Lead product candidate SILENOR(tm) for treatment of insomnia Completed four successful Phase 3 clinical trials Differentiated product profile Evaluating strategic relationship - 2007 Preparing for NDA filing - 2007 Two other in-licensed compounds Company retains exclusive rights to all products